UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 23, 2009

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 25, 2009 Oscient Pharmaceuticals Corporation (the “Company”) issued a News Release announcing its financial results for the fourth quarter and fiscal year ending December 31, 2008. A copy of that News Release is furnished with this Current Report on Form 8–K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8–K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On March 23, 2009, the Company issued a News Release announcing that it had received notification from NASDAQ OMX (“NASDAQ”) stating that, given the current extraordinary market conditions, NASDAQ has further extended the temporary suspension of the rules requiring a minimum market value of publicly held shares (“MVPHS”) and a minimum $1.00 closing bid price by 90 days. NASDAQ will not take any action to delist any security for these requirements during the suspension period. These rules will be reinstated on Monday, July 20, 2009.

On October 2, 2008, the Company received notice from the NASDAQ that its MVPHS had closed below the minimum $15 million threshold set forth in Marketplace Rule 4450(b)(3) and that the Company had 90 calendar days to regain compliance with the MVPHS requirement. The Company estimates that it will now have until October 6, 2009 to regain compliance by evidencing a minimum $15 million MVPHS for 10 consecutive business days. If the Company does not regain compliance with the minimum MVPHS requirement by October 6, 2009, the Company will receive written notification of delisting from NASDAQ and at that time will be entitled to request a hearing before a NASDAQ Listing Qualifications Panel to present its plan to regain compliance with the MVPHS requirement.

On March 24, 2009, the Company issued a News Release with respect to the NASDAQ suspension of the enforcement of the rules requiring a minimum MVPHS of $15 million and a minimum $1.00 closing bid price referenced herein. A copy of the News Release is furnished with this Current Report on Form 8–K as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	News Release issued by the Company on March 25, 2009.

99.2	News Release issued by the Company on March 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:	Philippe M. Maitre
Title:	Executive Vice President & Chief Financial Officer

Date: March 25, 2009